UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 29, 2016

(Date of earliest event reported)

MIDWAY GOLD CORP.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada (State or Other Jurisdiction of Incorporation)	001-33894 (Commission File Number)	98-0459178 (IRS Employer Identification No.)

Point at Inverness, Suite 280 8310 South Valley Highway Englewood, Colorado (Address of principal executive offices)	80112 (Zip Code)

Registrant’s telephone number, including area code:   (720) 979-0900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2016, Matt Goldfarb was appointed to Midway Gold Corp.’s (the “Registrant” or the “Company”) board of directors (the “Board”). The Board has determined that Mr. Goldfarb is independent (as determined in accordance with Rule 10A-3 of the United States Securities Act of 1934, as amended) and financially literate.

Mr. Goldfarb is currently Chief Restructuring Office and Acting Chief Executive Officer at Cline Mining Corporation. The Cline Mining Group is an international Canadian mining and minerals exploration company headquartered in Toronto, Canada holding coal resources in Colorado, USA and projects in Ontario, Canada and Madagascar. Most recently, Mr. Goldfarb was CEO of Xinergy Ltd., a coal company with operations in the central Appalachia area of the USA. His experience includes extensive expertise in restructuring distressed loans and restructuring of companies which he gained at Pali Capital, The Blackstone Group/GSO Capital Partners, Pirate Capital LLC and Icahn Associates Corp. His public company current and former board experience includes The Pep Boys; Huntingdon Capital Corp.; Fisher Communications, Inc.; Xinergy Ltd.; Cline Mining Corporation; James River Coal Company; and CKE Restaurants, Inc.

Mr. Goldfarb is not related by blood or marriage to any of the Registrant’s directors or executive officers or any persons nominated by the Registrant to become directors or executive officers. The Registrant has not engaged in any transaction with Mr. Goldfarb or a person related to Mr. Goldfarb that had a direct or indirect material interest. To the Registrant’s knowledge, there is no arrangement or understanding between any of the officers or directors and Mr. Goldfarb pursuant to which Mr. Goldfarb was selected to serve as a director.

Item 7.01. Regulation FD Disclosure.

On January 29, 2016, the Company issued the press release announcing the appointment of Mr. Goldfarb as a Director.  In accordance with General Instruction B.2 of Form 8-K, the information set forth herein and in the press release attached hereto is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.  The information set forth in Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information in this Current Report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01. Exhibits.

Exhibit	Description
99.1*	Press Release, Dated January 29, 2015

*The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWAY GOLD CORP.

DATE: February 1, 2016	By:	/s/ William M. Zisch
William M. Zisch President & Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1*	Press Release, Dated January 29, 2016

*The exhibit relating to Item 7.01 is intended to be furnished to, not filed with, the SEC pursuant to Regulation FD.